Fees Summary	Aug. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,049,984.69
Previously Paid Amount	0.00
Total Fee Amount	2,492.70
Total Offset Amount	0.00
Net Fee	$ 2,492.70